Prospectus Supplement -- November 5, 2001*

AXP(R) Market Advantage Series, Inc.
AXP(R) Blue Chip Advantage Fund  (S-6025-99 T) (3/01)

The "Investment Strategy" section on page three of the prospectus has been revised to reflect changes to the strategies as follows:

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries. A common measure of blue chip stocks is the S&P 500 Index. The S&P 500 Index is an unmanaged market index used to measure the total return of the U.S. stock market (the Fund may change this market index from time to time). While the Fund invests in stocks included in the S&P 500 Index, it is not an index fund, it may own companies not included in the index, and its results will likely differ from the index. Selecting blue chip stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, makes investment selections by:

o  Identifying companies with:

   -- attractive valuations,
   -- financial strength,
   -- strong, sustainable earnings growth, and -- improving growth dynamics.

o  Buying a diversified portfolio of securities.
o Buying equity securities not included in the S&P 500 Index if those securities meet the standards described above.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o  The security is overvalued relative to alternative investments.
o  Political, economic, or other events could affect the company's performance.
o  Potential losses can be minimized (i.e., in a market down-turn).
o  Profits should be locked-in.
o  A more attractive opportunity exists.
o The company or the security continues to meet the other standards described above.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


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A new section titled "OTHER SECURITIES AND INVESTMENT STRATEGIES" has been added on page seven after the "MANAGEMENT" section:

There  are  other  securities  in  which  the Fund may  invest,  and  investment strategies that the Fund may employ, but are not principal investment strategies. The Fund also may invest in other instruments, such as money market securities and derivatives (such as futures, options and forward contracts).

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.



S-6025-22 A (11/01)
*Valid until next prospectus update.
Destroy April 1, 2002